Advisory Research Emerging Markets Opportunities Fund
(Ticker Symbol: ADVMX)

A series of Investment Managers Series Trust

Supplement dated December 29, 2016, to the
Summary Prospectus dated March 1, 2016, as amended.

Effective January, 1, 2017, Kevin A. Ross is added as a portfolio manager to the Advisory Research Emerging Markets Opportunities Fund. Accordingly, the paragraph under the heading entitled “Portfolio Managers” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Drew Edwards, Marco P. Priani and Kevin A. Ross are jointly and primarily responsible for the day-to-day management of the Fund. Drew Edwards and Marco P. Priani have served as portfolio managers of the Fund since its inception. Kevin A. Ross has served as a portfolio manager of the Fund since January 2017.

Please file this Supplement with your records.